PREFERRED STOCK INVESTMENT AGREEMENT


     AGREEMENT dated as of December 31, 1997 between Pease Oil and Gas Company, (the "Company") and the several investors named in the attached Schedule 1 hereto (individually an "Investor" and collectively the "Investors").

     The parties hereto agree as follows:


                                    ARTICLE I

                  Purchase and Sale of Series B Preferred Stock
                  ---------------------------------------------

     Section 1.1 Purchase and Sale of Series B Preferred Stock. Upon the following terms and conditions, the Company shall issue and sell to each Investor, and each Investor shall purchase from the Company, the number of shares set forth opposite the name of such Investor under the heading "Number of Shares to be Purchased" on Schedule 1 of the Company's Series B 5% PIK Cumulative Convertible Preferred Stock (collectively, the "Shares") having the rights, designations and preferences set forth in Schedule 2 hereto.

     Section 1.2 Purchase Price. The purchase price for the Shares (the "Purchase Price") shall be $50 per share. Each Investor shall pay the Company an aggregate purchase price as set forth opposite the name of such Investor under the heading Purchase Price on Schedule 1.

     Section 1.3 The Closing.

          (a) While the parties acknowledge that they intend that the closing of the purchase and sale of the Shares (the "Closing") shall occur on December 31, 1997, the Closing shall take place at the offices of the Company, at 10:00 a.m., local time on the later of the following: (i) the date on which all of the conditions set forth in Article IV hereof and applicable to the Closing shall be fulfilled or waived in accordance herewith, or (ii) such other time and place and/or on such other date as the Investors and the Company may agree. The date on which the Closing occurs is referred to herein as the "Closing Date."

          (b) On the Closing Date, the Company shall deliver to each Investor certificates representing the number of shares set forth opposite the name of such Investor under the heading "Number of Shares to be Purchased" on Schedule 1 registered in the name of such Investor or deposit such Shares into accounts designated by such Investor, and each Investor shall deliver to the Company the Purchase Price set forth opposite such Investor's name on Schedule 1 by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

     Section 1.4  Covenant to Register.

          (a) For purposes of this Section 1.4, the following definitions shall apply:

               (i) The terms "register," "registered," and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act"), effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

               (ii) The term "Registrable Securities" means the stock issuable upon conversion of the Shares, or otherwise issuable pursuant to this Agreement or the provisions of Schedule 2, and any securities of the Company or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares which (A) have not been resold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or (B) may not be resold pursuant to Rule 144(k) under the Act. For purposes of this Agreement, Shares will be considered ineligible for resale pursuant to Rule 144(k) under the Act unless the Company's transfer agent has accepted an instruction from the Company specifying that such Shares are eligible for sale pursuant to Rule 144(k).

               (iii) The term "holder of Registrable Securities" means each of the Investors and any permitted assignee of registration rights pursuant to
Section 1.4(h).

          (b) (i) The Company shall, on or before January 15, 1998, file, and shall use its best efforts to cause to become effective as soon as practicable, a registration statement on Form S-3, or if Form S-3 is not then available, another appropriate form, covering all the Registrable Securities (the "Initial Registration"). In the event such registration is not so declared effective or does not include all Registrable Securities, a holder of Registrable Securities shall have the right to require by notice in writing that the Company register all or any part of the Registrable Securities held by such holder (a "Demand Registration") and the Company shall thereupon effect such registration in accordance herewith (which may include adding such shares to an existing shelf registration). The parties agree that if the holder of Registrable Securities demands registration of less than all of the Registrable Securities, the Company, at its option, may nevertheless file a registration statement covering all of the Registrable Securities. If such registration statement is declared effective with respect to all Registrable Securities and the Company is in compliance with its obligations under Subsection (d)(ii) through (v) hereof the demand registration rights granted pursuant to this Subsection (b) (i) shall cease. If such registration statement is not declared effective with respect to all Registrable Securities the demand registration rights described herein shall remain in effect until all Registrable Securities have been registered under the Act. The Company shall provide holders of Registrable Securities reasonable opportunity to review any such registration statement or amendment or supplement thereto prior to the filing thereof, but in no event shall such period exceed seven (7) days. If the Registrable Securities are registered initially on a form other than Form S-3, the Company shall register the Registrable Securities on Form S-3 as soon as use of such form is permissible.

               (ii) The Company shall not be obligated to effect Demand Registration under Subsection (b)(i) if all of the Registrable Securities held by the holder of Registrable Securities which are demanded to be covered by the Demand Registration are, at the time of such demand, included in an effective registration statement and the Company is in compliance with its obligations under Subsection (d) (ii) through (v) hereof.

               (iii) The Company may suspend the effectiveness of any such registration effected pursuant to this Subsection (b) in the event, and for such period of time as, such a suspension is required by the rules and regulations of the Securities and Exchange Commission ("SEC"). The Company will use its best efforts to cause such suspension to terminate at the earliest possible date.

               (iv) If a registration statement covering all Registrable Securities is not effective by the earlier of (A) thirty (30) days from the filing with the SEC of the Company's Annual Report on Form 10-K or Form 10-KSB, or (B) April 30, 1998, then the Company shall pay each Investor in cash an amount equal to 3% of the Purchase Price paid by that Investor for Shares and any Registrable Securities then held by that Investor for, and promptly after, each thirty (30) day period thereafter until such registration statement is effective (pro-rata as to a period of less than thirty (30) days), such payment to be made promptly after each such 30 day (or shorter) period. An amount equal to 3% of the Purchase Price paid by an Investor for Shares and any Registrable Securities then held by such Investor shall also be paid to such Investor in cash for, and promptly after, any one or more periods aggregating in excess of 30 days that the effectiveness of the Registration Statement is suspended as set forth in Section 1.4(b)(iii). The "Purchase Price" of Registrable Securities shall be (X) in the case of Registrable Securities derived from conversion or substitution of Shares, the Purchase Price of such Shares, and (Y) in the case of Registrable Securities derived from dividend payments, the original dollar amount of such dividends. This subsection is in addition to the provisions of
Section 7.2(a) hereof.

          (c) If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Investors) any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and all Registrable Securities have not theretofore been included in a registration statement under Subsection (b) which remains effective, the Company shall, at such time, promptly give all holders of Registrable Securities written notice of such registration. Upon the written request of any holder of Registrable Securities given within twenty (20) days after receipt of such notice by the holder of Registrable Securities, the Company shall use its best efforts to cause to be registered under the Act all Registrable Securities that such holder of Registrable Securities requests to be registered. However, the Company shall have no obligation under this Subsection
(c) to the extent that, with respect to an underwritten public offering, the managing underwriter of such public offering reasonably notifies such holder(s) in writing of its determination that the Registrable Securities or a portion thereof should be excluded therefrom; provided, however, that no holder's Registrable Securities shall be excluded from an underwritten public offering other than pro rata with or after all like securities having registration rights in connection with such underwritten public offering are so excluded.

          (d) Whenever required under this Section to effect the registration of
any  Registrable   Securities,   including  without   limitation,   the  Initial
Registration, the Company shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective as provided in Section 1.4(b)(i), and upon the request of any holder of Registrable Securities keep such registration statement effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement, or, if earlier, until such Registrable Securities may be sold under Rule 144(k) (provided that the Company's transfer agent has accepted an instruction from the Company to such effect).

               (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement and notify the holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

               (iii) Furnish to each holder of Registrable Securities such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the registration statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities.

               (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (v) Notify each holder of Registrable Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

               (vi) Furnish, at the request of any holder of Registrable Securities, (A) an opinion of counsel of the Company, dated the effective date of the registration statement, in form and substance reasonably satisfactory to the holder and its counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by the Company in connection with the authorization, issuance and registration thereof and (B) a letter or letters of the Company's independent public accountants in form and substance reasonably satisfactory to the holder and its counsel.

               (vii) Use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or inter-dealer quotation system on which the common stock of the Company (the "Common Stock") is then listed;

               (viii) Make available for inspection by the holder of Registrable Securities, upon request, all SEC Documents (as defined below) filed subsequent to the Closing and require the Company's officers, directors and employees to supply all information reasonably requested by any holder of Registrable Securities in connection with such registration statement.

          (e) Each holder of Registrable Securities will furnish to the Company in connection with any registration under this Section 1.4 such information regarding itself, the Registrable Securities and other securities of the Company held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities. The Investors shall provide such data within three (3) business days of receipt of written request therefor from the Company. The intended method of disposition (Plan of Distribution) of such securities as so provided by the Investors shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of the Investors.

          (f) (i) The Company shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsection (b) or (c) (each, a "Selling Shareholder") and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that any such liability arises out of or is based upon an untrue statement or omission so made in strict conformity with information furnished by such indemnified party in writing specifically for use in the registration statement; provided further, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (X) a Selling Shareholder under an obligation to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities which are the subject thereof from such Selling Shareholder failed to do so and (Y) the prospectus would have completely corrected such untrue statement or omission; and provided, further, that the Company shall not be liable in any such case to the extent that any Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of the Company with copies of the prospectuses so amended or supplemented and having been obligated to deliver such prospectuses, the Selling Shareholder thereafter failed to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities which are the subject thereof from such Selling Shareholder.

               (ii) In the event of any registration under the Act of Registrable Securities pursuant to Subsection (b) or (c), each holder of such Registrable Securities hereby severally agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that such holders will be liable in any such case to the extent, and only to the extent, that any such liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished in an instrument duly executed by such holder specifically for use in the preparation thereof.

               (iii) Promptly after receipt by any indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the Company hereunder, notify the Company in writing thereof but the omission so to notify the Company shall not relieve the Company from any Liability which it may have to the indemnified party other than under this Section 1.4 and shall only relieve it from any Liability which it may have to the indemnified party under this Section 1.4 if and to the extent the Company is actually prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify the Company of the commencement thereof, the Company shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the Company to the indemnified party of its election so to assume and undertake the defense thereof the Company shall not be liable to the indemnified party under this section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the Company and such indemnified party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Company or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the Company, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the Company as incurred. In clarification of the foregoing, the

Company shall pay the reasonable expenses and fees of one separate counsel whose selection is approved by the largest group of similarly situated indemnified parties as measured by the aggregate par value of such Registrable Securities owned by such group. Any indemnified party who chooses not to be represented by the foregoing separate counsel shall be entitled, at its own expense, to be represented by counsel of its own selection.

          (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to Subsection (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred by them in connection with such registration.

               (ii) The fees, costs and expenses of registration to be borne by the Company as provided in this Subsection (g) shall include, without limitation, all registration, filing and National Association of Securities Dealers, Inc. ("NASD") fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Subject to appropriate agreements as to confidentiality, the Company shall make available to counsel for the holders of Registrable Securities its documents and personnel for due diligence purposes. Except as otherwise provided herein, fees and disbursements of counsel and accountants for the selling security holders shall be borne by the respective selling security holders.

          (h) The rights to cause the Company to register all or any portion of Registrable Securities pursuant to this Section 1.4 may be assigned by an Investor to a transferee or assignee of 20% or more, in the aggregate, of the Shares or the Registrable Securities derived from such Shares held by such person. Within a reasonable time after such transfer the Investor shall notify the Company of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further deposition of such securities by the transferee or assignee is restricted under the Act. Any transferee asserting registration rights hereunder shall be bound by the applicable provisions of this Agreement.

          (i) From and after the date of this Agreement, the Company shall not agree to allow the holders of any securities of the Company to include any of their securities in any registration statement filed by the Company pursuant to Subsection (b) unless such inclusion will not reduce the amount of the Registrable Securities included therein.

          (j) If the Company elects to require conversion of the Shares in connection with a registered public offering of Common Stock by the Company, the shares issued upon such conversion shall be included in such public offering (if and to the extent that the holders so elect) and such shares shall have priority over shares offered by the Company or by any other selling shareholders in the event that a reduction in the total number of shares so offered shall be required.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

     Section 2.1 Representations and Warranties of the Company. Except as set forth on the Disclosure Schedule attached hereto, the Company hereby makes the following representations and warranties to the Investors:

          (a) Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Except for wholly owned subsidiaries of the Company, the identity of which has been disclosed to the Investors and are set forth on Section 2.1(a) of the Disclosure Schedule, the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or
(B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity. The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity taken as a whole.

          (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required except for any stockholder approval required by the terms of the Company's listing agreement with the Nasdaq Stock Market, (iii) this Agreement has been duly executed and delivered by the Company and (iv) this Agreement, including the Schedules attached hereto, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          (c) Capitalization. As of December 19, 1997, the authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $0.10 per value, and 2,000,000 shares of preferred stock, $0.10 par value, of which 740,000 shares are undesignated and the balance have been retired; there are 15,799,955 shares of Common Stock and no shares of preferred stock issued and outstanding; and, upon issuance of the Shares in accordance with the terms hereof, there will be 15,799,955 shares of Common Stock and 113,333 shares of preferred stock issued and outstanding. All of the outstanding shares of the

Company's Common Stock have been validly issued and are validly paid and nonassessable. Except as set forth in Section 2.1(c) of the Disclosure Schedule and as described in the SEC Documents, no shares of capital stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any subsidiary of the Company, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary of the Company is or may become bound to issue additional shares of capital stock of the Company or any subsidiary of the Company or options, warrants, scrip, convertible debt, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company or any subsidiary of the Company. The Company has furnished or made available to the Investors true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Charter"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws"). Except as provided for in the Charter, or as disclosed in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 (the "Third Quarter Report"), the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein, to make any payment in satisfaction of any appraisal rights properly perfected, or to pay any dividend or make any other distribution in respect thereof. To the Company's knowledge, there are no voting trusts or agreements, stockholders agreements, pledge agreements, buy-sell agreements, rights of first refusal or preemptive rights relating to any securities of the Company or any of its subsidiaries (whether or not the Company or any of its subsidiaries is a party thereto). All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.

          (d) Issuance of Shares. The issuance of the Shares has been duly authorized and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued, fully paid and non-assessable and entitled to the rights and preferences set forth in Schedule 2. The issuance, sale and delivery of the Shares is not subject to any preemptive right of stockholders of the Company or any right of first refusal or other right in favor of any person. The shares of Common Stock issuable upon conversion of the Shares are duly authorized and reserved for issuance and, upon conversion in accordance with the Certificate of Designation to be filed by the Company to establish the rights and preferences of the Shares, will be validly issued, fully paid and non-assessable and the holders shall be entitled to all rights and preferences accorded to a holder of Common Stock.

          (e) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (A) result in a violation of the Company's Charter or By-Laws or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the
Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to an Investor and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing (other than the filing of the Certificate of Designation with the Nevada Secretary of State) or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof (other than any SEC, NASD or state securities filings which may be required to be made by the Company and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

          (f) SEC Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has delivered or made available to the Investors true and complete copies of the quarterly and annual (including, without limitation, proxy information and solicitation materials) SEC Documents filed with the SEC since December 31, 1996. The Company has not provided to the Investors any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement except as set forth on Section 2.1(f) of the Disclosure Schedule. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder except as set forth on Section 2.1(f) of the Disclosure Schedule and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g) No Material Adverse Change. Since September 30, 1997, the date through which the most recent Quarterly Report on Form 10-QSB of the Company has been prepared and filed with the SEC, a copy of which is included in the SEC Documents, no Material Adverse Effect has occurred or exists with respect to the Company or its subsidiaries, except as otherwise disclosed or reflected in other SEC Documents prepared through or as of a date subsequent to September 30, 1997.

          (h) No Undisclosed Liabilities. The Company and its subsidiaries have no liabilities or obligations not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since September 30, 1997 or which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

          (i) No Undisclosed Events or Circumstances. Since September 30, 1997, the Company has not (i) issued any stock, bond or other corporate security except upon conversion or exercise of options, warrants or convertible debentures which were outstanding on September 30, 1997, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown since September 30, 1997 and current liabilities incurred since September 30, 1997, in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens for current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim,
(vii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (viii) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (ix) made any material change in the manner of business or operations of the Company, (x) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby, or (xi) entered into any commitment (contingent or otherwise) to do any of the foregoing. No other event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          (j) No General Solicitation. Neither the Company, nor any of its affiliates, or, to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Shares.

          (k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Shares under the Act.

          (l) Standoff Commitments. The Company has received binding assurances from each of its executive officers and directors which owns at least 5% of the issued and outstanding Common Stock that none of them will sell any shares of Common Stock during the thirteen (13) months following the Closing Date, except that with the approval of the Chairman of the Board of the Company, each of them may sell up to ten percent (10%) of his or her present holdings of Common Stock, and may sell amounts in excess of 10% with the approval of all of the Investors.

          (m) Litigation; Compliance With Law. There is no material (i) action, suit, claim, proceeding or investigation pending or, to the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company pending or (iii) governmental inquiry pending or, to the Company's knowledge, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit). The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. The Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted except where the failure to comply or to have a license, permit or other authorization would not have, a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

          (n) Oil and Gas Properties. Each of the Company and its subsidiaries has good and defensible title to all of its respective interests in oil and gas leases, free and clear of any encumbrances, subject only to liens for taxes or charges of mechanics or materialmen not yet due and to encumbrances under gas sales contracts, operating agreements, unitization and pooling agreements and other similar agreements as are customarily found in connection with comparable exploration, drilling and producing operations and to title defects and other encumbrances that are, singularly and in the aggregate, not material in amount and do not interfere with its use or enjoyment of its oil and gas properties. Each of the Company and its subsidiaries has complied in all material respects with its obligations under the terms of the oil and gas leases in which it purports to own an interest, and all of such leases are in full force and effect (except where the failure so to comply or to be in full force and effect will not have a Material Adverse Effect) upon the Company and its subsidiaries taken as a whole.

          (o) Taxes. The Company has filed all tax returns, federal, state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable including, without limitation, all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which the Company has become obligated pursuant to elections made by the Company in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not yet payable. The federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's federal, state, county or local taxes is pending or, to the Company's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company.

          (p) Other Agreements. The Company is not a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. Except as set forth in the Disclosure Schedules, neither the Company nor any subsidiary is a party to or otherwise bound by any written or oral:

               (i) contract with any labor union (and, to the knowledge of the Company, no organizational effort is being made with respect to any of its employees);

               (ii) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

               (iii) contract for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company or any subsidiary, except as set forth in the SEC Documents and except for normal severance arrangements and accrued vacation pay;

               (iv) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, contract or understanding pursuant to which benefits are provided to any employee of the Company or any subsidiary (other than group insurance plans applicable to employees generally);

               (v) any agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company or any subsidiary, except as set forth in the SEC Documents;

               (vi) guaranty of any obligation for borrowed money or otherwise;

               (vii) voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of the Company or any subsidiary;

               (viii) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company or any subsidiary has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

               (ix) except for this Agreement, any agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stork or any of its other equity securities; or

               (x) except for this Agreement, any agreement or obligation under which it has granted any person any registration rights, other than the Registration Agreement and securities being issued to San Jacinto Securities, Inc. in connection with this transaction.

The Company and, to the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any lease, agreement or contract now in affect to which the Company or any subsidiary is a party or by which it or its property may be bound which such default would have a Material Adverse Effect on the Company.

          (q) Loans and Advances. Neither the Company nor any subsidiary has any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company and its subsidiaries taken as a whole.

          (r) Assumptions, Guaranties, etc. of Indebtedness of Other Persons. Neither the Company nor any subsidiary has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for obligations to share expenses or obligations with respect to oil and gas operations on properties in which the Company has an interest and guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          (s) Significant Customers and Suppliers. No customer or supplier which was significant to the Company or any subsidiary during the period covered by the Third Quarter Report or which has been significant to the Company or any subsidiary thereafter, has terminated, materially reduced or, to the Company's knowledge, threatened to terminate or materially reduce its purchases from or provision of products or services to the Company or any subsidiary, as the case may be.

          (t) Government Approvals. Subject to the accuracy of the representations and warranties of the Investors set forth in Section 2.2, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, the issuance, sale and delivery of the Shares other than (i) filings pursuant to state securities laws (all of which filings have been made or will be made on a timely basis by the Company) in connection with the sale of the Shares, and (ii) the filing of a Form D with the SEC.

          (u) Compliance With Environmental Laws. To the knowledge of the Company, the business and properties of the Company and its subsidiaries have been operated in compliance with all applicable federal, state or local laws, rules, regulations or orders (collectively, "Environmental Laws") relating to pollution or protection of the environment including, without limitation, any law, rule, regulation or order relating to emissions, discharges, releases or threatened releases ("Releases") of chemicals, pollutants, contaminants, wastes, petroleum or petroleum products, toxic substances or hazardous substances ("Pollutants") for which noncompliance would have a Material Adverse Effect upon the Company and its subsidiaries taken as a whole. Neither the Company nor any subsidiary has received any written communication, whether from a governmental authority, citizens' group, landowner, employee or otherwise, nor, to the knowledge of the Company, has the Company or any subsidiary received any oral communication from a governmental authority, alleging that (i) the Company or any such subsidiary is not in compliance with any Environmental Law applicable to it and its business and properties, or (ii) any employee or third party has suffered bodily injury or property damage as a result of one or more Releases of Pollutants arising out of or resulting from the operations of the Company, its subsidiaries, or prior owners and operators of their business or property, which allegation, if true, would have a Material Adverse Effect upon the Company and its subsidiaries taken as a whole. Except as disclosed in the SEC Documents, neither the Company nor any subsidiary has any material obligation to remediate, repair or replace any property, whether real or personal, owned by the Company, its subsidiaries or any third party, as a result of one or more Releases of Pollutants arising out of or resulting from the operations of the Company, its subsidiaries, or prior owners and operators of their business or properties.

          (v) Brokers. Except for the letter agreement dated December 30, 1997, with San Jacinto Securities, Inc. and the Consulting Agreement with Beta Capital Group, Inc., dated February 12, 1996, both of whose fees shall be paid by the Company, the Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

          (w) Disclosure. Neither this Agreement, nor any Schedule or Exhibit to this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.

     Section 2.2 Representations and Warranties of the Investors. Each Investor severally and not jointly hereby makes the following representations and warranties to the Company:

          (a) Authorization; Enforcement. (i) Such Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and (iii) this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          (b) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do not and will not (i) result in a violation of such Investor's charter documents or By-Laws or (ii) conflict with any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Investor. The business of such Investor is not being conducted in violation of any law or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement. The data to be provided by such Investor in connection with registering the Registrable Securities under the Act will be true and correct in all material respects.

          (c) Investment Representation. Such Investor is purchasing the Shares for its own account for investment and not with a view to distribution. Such Investor has no present intention to sell the Shares and such Investor has no present arrangement (whether or not legally binding) to sell the Shares to or through any person or entity, provided, however, that by making the representations herein, such Investor does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with federal and state securities laws applicable to such disposition.

          (d) Accredited Investor. Such Investor is an accredited investor as defined in Rule 501 promulgated under the Act. Such Investor has such knowledge and experience in financial and business matters in general and investments in particular, so that such Investor is able to evaluate the merits and risks of an investment in the Shares and to protect its own interests in connection with such investment. In addition (but without limiting the effect of the Company's representations and warranties contained herein), such Investor has received such information as it considers necessary or appropriate for deciding whether to purchase the Shares pursuant hereto.

          (e) Rule 144. Such Investor understands that there is no public trading market for the Shares, that none is expected to develop, and that the Shares must be held indefinitely unless such Shares or securities into which the Shares are converted are registered under the Act or an exemption from registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

                                   ARTICLE III

                                    Covenants
                                    ---------

     Section 3.1 Securities Compliance.

          (a) The Company shall notify the SEC and NASD, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares and Common Stock issuable upon conversion thereof to the Investors or subsequent holders.

          (b) The Investors understand that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Shares.

     Section 3.2 Registration and Listing. Until two (2) years after all Shares have been converted into Common Stock, the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said act, will comply with all requirements related to any registration statement filed pursuant to this Agreement and will not take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts, except as permitted herein. Until two (2) years after all Shares have been converted into Common Stock the Company will take all action within its power to continue the listing or trading of its Common Stock on the Nasdaq SmallCap Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Nasdaq Stock Market.

     Section 3.3 Financial Statements, Reports, Etc.. The Company shall furnish to each Investor promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company sends or makes available to its stockholders or directors or files with the SEC.

     Section 3.4 Reserve for Additional Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of issuing the additional shares pursuant to Schedule 2, and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock and the additional shares pursuant to Schedule 2.

     Section 3.5 Inspection, Consultation and Advice. The Company shall permit and cause each of its subsidiaries to permit each Investor and such persons as it may reasonably designate, at such Investor's expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Investor and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice.

     Section 3.6 Keeping of Records and Books of Account. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

                                   ARTICLE IV

                                   Conditions
                                   ----------

     Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and/or sell the Shares to the Investors is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) Accuracy of the Investors' Representations and Warranties. The representations and warranties of the Investors shall be true and correct in all material respects.

          (b) Performance by the Investors. The Investors shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Investors at or prior to the Closing.

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     Section 4.2 Conditions Precedent to the Obligation of the Investors to Purchase the Shares. The obligation hereunder of each of the Investors to acquire and pay for the Shares is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for each Investor's sole benefit and may be waived by such Investor at any time in its sole discretion.

          (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

          (b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing.

          (c) Nasdaq. From the date hereof to the Closing Date, trading in the Company's Common Stock shall not have been suspended by the SEC or the Nasdaq SmallCap Market (except for any suspension of trading of limited duration agreed to between the Company and the Nasdaq SmallCap Market solely to permit dissemination of material information regarding the Company), and trading in securities generally as reported by the Nasdaq Stock Market shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by the Nasdaq Stock Market.

          (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) Opinion of Counsel, Etc. At the Closing, the Investors shall have received an opinion of counsel to the Company, satisfactory to the Investors, in the form attached hereto and such other certificates and documents as the Investors or their respective counsel shall reasonably require incident to the Closing.

          (f) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Investors and their respective counsel, and the Investors and their respective counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

          (g) Purchase of Shares by Other Investors. Each Investor shall have purchased and paid for the Shares being purchased by it on the Closing Date, and the aggregate purchase price paid by all of the Investors for the Shares being purchased by them on the Closing Date shall be at least $5,666,650.

          (h) Supporting Documents. The Investors and their respective counsel shall have received copies of the documents they shall have requested prior to Closing, including such supporting documents and other information with respect to the operations and affairs of the Company as the Investors or their respective counsel reasonably may request.

                                    ARTICLE V

                                 Legend on Stock
                                 ---------------

     Each certificate representing the Shares and, if appropriate, securities issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

     The Company agrees to reissue or, if applicable, issue certificates representing the Shares or, if applicable, the securities issued upon conversion thereof without the legend set forth above at such time as (i) the holder thereof is permitted to dispose of such Shares (or securities issued upon conversion thereof) pursuant to Rule 144(k) under the Act, (ii) the securities are sold to a purchaser or purchasers who (in the opinion of counsel to such purchasers, in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such shares publicly without registration under the Act, or (iii) such securities are registered under the Act.

                                   ARTICLE VI

                                   Termination
                                   -----------

     Section 6.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Investor desiring to terminate this Agreement.

     Section 6.2 Other Termination. This Agreement may be terminated by action of the Board of Directors or other governing body of such Investor desiring to terminate this Agreement or the Company at any time if the Closing shall not have been consummated by the fifth business day following the date of this Agreement.

     Section 6.3 Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth business day following the date of this Agreement.

                                   ARTICLE VII

                                  Miscellaneous
                                  -------------

     Section 7.1 Fees and Expenses. Except as otherwise set forth in Section 1.4 hereof, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay, at the Closing, all due diligence fees and attorneys' fees and expenses (including those of in-house counsel) incurred by each Investor, in connection with the preparation, negotiation, execution and delivery of this Agreement and the transactions contemplated hereunder.

     Section 7.2 Specific Enforcement Consent to Jurisdiction.

          (a) The Company and each of the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof this being in addition to any other remedy to which either of them may be entitled by law or equity.

          (b) The Company and each of the Investors (i) hereby irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in California for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

          Section 7.3 Entire Agreement; Amendment. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Investors makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

          Section 7.4 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with collect answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:


                  to the Company:   Pease Oil and Gas Company, Inc.
                                    751 Horizon Court, Suite 203
                                    P.O. Box 60219
                                    Grand Junction, Colorado  81506-8718
                                    Attn: Willard H. Pease, Jr.

                  with copies to:   Alan W. Peryam, Esq.
                                    Alan W. Peryam, LLC
                                    1120 Lincoln Street, Suite 1000
                                    Denver, Colorado 80203

                  to the Investor:  At the address for such  Investor  set forth below the signature of such Investor on the execution page of this Agreement with copies to: To legal counsel of such Investor at the address set forth below the signature of such Investor on the execution page of this Agreement.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days' written notice of such changed address to the other party hereto.

     Section 7.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 7.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 7.7 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. Except as herein provided, neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought); provided, however, that the Company may assign its rights and obligations hereunder to any acquiror of substantially all of the assets or a controlling equity interest of the Company. The assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

     Section 7.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as provided in Section 1.4(f).

     Section 7.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of California without regard to such state's principles of conflict of laws.

     Section 7.10 Survival. The representations and warranties of the Company and the Investors contained in Article II and the agreements and covenants set forth in Articles I, II and VII shall survive the Closing.

     Section 7.11 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed signature page(s) to be physically delivered to the other party within five (5) days of the execution hereof.

     Section 7.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        Offense Group Associates, L.P.
                                        1800 Avenue of the Stars, 2nd Floor
                                        Los Angeles, California  90067

                                        Name and Address of Legal Counsel:
                                        Milbank, Tweed, Hadley & McCloy
                                        601 South Figueroa Street, 30th Floor
                                        Los Angeles, California  90017
                                        Attn:  Neil J Wertlieb, Esq.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        Arbco Associates, L.P.
                                        1800 Avenue of the Stars, 2nd Floor
                                        Los Angeles, California  90067

                                        Name and Address of Legal Counsel:
                                        Milbank, Tweed, Hadley & McCloy
                                        601 South Figueroa Street, 30th Floor
                                        Los Angeles, California  90017
                                        Attn:  Neil J Wertlieb, Esq.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        Kayne Anderson Nontraditional
                                        Investments, L.P. ("KANTI")
                                        1800 Avenue of the Stars, 2nd Floor
                                        Los Angeles, California  90067

                                        Name and Address of Legal Counsel:
                                        Milbank, Tweed, Hadley & McCloy
                                        601 South Figueroa Street, 30th Floor
                                        Los Angeles, California  90017
                                        Attn:  Neil J Wertlieb, Esq.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        Opportunity Associates, L.P.
                                        1800 Avenue of the Stars, 2nd Floor
                                        Los Angeles, California  90067

                                        Name and Address of Legal Counsel:
                                        Milbank, Tweed, Hadley & McCloy
                                        601 South Figueroa Street, 30th Floor
                                        Los Angeles, California  90017
                                        Attn:  Neil J Wertlieb, Esq.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        The MADAV IX Foundation
                                        1750 Euclid Avenue
                                        Cleveland, Ohio  44115

                                        Name and Address of Legal Counsel:

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        Ramat Securities Ltd.
                                        23811 Chagrin Boulevard, Suite 200
                                        Beachwood, Ohio  44122

                                        Name and Address of Legal Counsel:

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        Everen Clearing Corp.
                                        FBO Howard Amster IRA
                                        111 East Kilborne Avenue
                                        Milwaukee, Wisconsin  53202

                                        Name and Address of Legal Counsel:

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        Metropolitan Life Insurance
                                         Company Separate Account EN
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

                                        Name and Address of Legal Counsel:

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        BellSouth Master Pension Trust
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

                                        Name and Address of Legal Counsel:

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        PEASE OIL AND GAS COMPANY


                                        By:
                                            ------------------------------------
                                            Willard H. Pease, Jr.
                                            Chairman


                                        THE INVESTOR


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Name and Address of Investor:
                                        Tamar Securities Inc.
                                        23811 Chagrin Boulevard, Suite 200
                                        Beachwood, Ohio  44122

                                        Name and Address of Legal Counsel:

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

                                   SCHEDULE 1

                              Schedule of Investors
                              ---------------------

                                               Number of Shares
Name                                           to be Purchased                Purchase Price
----                                           ----------------               --------------

Offense Group Associates, L.P.                      20,000                      $1,000,000

Arbco Associates, L.P.                              16,000                        $800,000

Kayne Anderson
Non-Traditional Investments,
L.P. ("KANTI")                                      18,000                        $900,000

Opportunity Associates, L.P.                         6,000                        $300,000

Metropolitan Life Insurance
Company Separate Account EN                         26,000                      $1,300,000

BellSouth Master Pension Trust                      14,000                        $700,000

The MADAV IX Foundation                              2,000                        $100,000

Ramat Securities Ltd.                                1,333                         $66,650

Everen Clearing Corp. FBO
Howard Amster IRA                                    5,000                        $250,000

Tamar Securities Inc.                                5,000                        $250,000
                                                  --------                      ----------

         Total                                     113,300                      $5,666,650
                                                   =======                      ==========
